Exhibit 10.1
FORM OF SECURITIES PURCHASE AGREEMENT
     This Securities Purchase Agreement (this “Agreement”) is made and entered into as of June 19, 2007 by and between 3D Systems Corporation, a Delaware corporation (the “Company”), and the investor identified on the signature page hereto (the “Investor”).
     WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act (as defined below) and Rule 506 of Regulation D promulgated thereunder and pursuant to similar exemptions under applicable state securities laws, the Company desires to offer, issue and sell to the Investor (the “Offering”), and the Investor desires to purchase from the Company, certain securities of the Company, as more fully described in this Agreement.
     NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Company and the Investor agree as follows:
     1. Sale and Purchase of Securities.
          1.1 Sale and Purchase. At the Closing (as defined in Section 2), the Company will issue and sell to the Investor, and the Investor will purchase from the Company, upon the terms and subject to the conditions set forth herein, ___ shares (the “Shares”) of the common stock of the Company, par value $0.001 per share (the “Common Stock”), at a purchase price of $17.50 per Share, for an aggregate purchase price of $___ (the “Purchase Price”).
          1.2 Other Investors. As part of the Offering, the Company proposes to enter into Securities Purchase Agreements in the same form as this Agreement (the “Securities Purchase Agreements”) with certain other investors (the “Other Investors”), and the Company expects to complete sales of Common Stock to them. The Investor and the Other Investors are sometimes collectively referred to herein as the “Investors,” and this Agreement, the Registration Rights Agreement and the Securities Purchase Agreements executed by the Other Investors are sometimes collectively referred to herein as the “Agreements.”
          1.3 Subscription. The Company may accept executed Agreements from Investors for the purchase of Common Stock commencing upon the date on which the Company provides the Investors with the proposed purchase price per share of Common Stock and concluding upon the Closing Date (as defined in Section 2.1). Each Investor must execute and deliver a Securities Purchase Agreement and a Registration Rights Agreement and must complete a Confidential Investor Questionnaire (in the form attached as Exhibit A hereto) and a Selling Stockholder Questionnaire (in the form attached as Exhibit B hereto) in order to purchase Common Stock in the Offering.
          1.4 Placement Agent Fee. The Investor acknowledges that the Company intends to pay Canaccord Adams, Inc. and Johnson Rice & Company, LLC (together, the

“Placement Agents”) a fee in respect of the sale of Common Stock to the Investor from the proceeds of the Offering.
     2. Delivery of Securities at the Closing; Conditions.
          2.1 Delivery of Securities at the Closing. The completion of the purchase and sale of the Shares (the “Closing”) shall take place at the offices of Kennedy Covington Lobdell & Hickman, L.L.P. (“Kennedy Covington”), 214 North Tryon Street, Charlotte, North Carolina 28202 on a date specified by the Company and the Placement Agents, which shall be no later than June 19, 2007 (the “Closing Date”), and of which the Investors will be notified in advance by the Placement Agents. At the Closing, the Company shall deliver to the Investor one or more stock certificates (subject to Section 2.2 below) representing the number of Shares set forth in Section 1.1 above, each such certificate to be registered in the name of the Investor or, if so indicated on the Confidential Investor Questionnaire, in the name of a nominee designated by the Investor. In exchange for the Shares, the Investor shall deliver the Purchase Price to Canaccord Adams, Inc. by wire transfer of immediately available funds pursuant to written instructions. On the Closing Date, the Company shall cause its General Counsel to deliver to the Investors a legal opinion, dated the Closing Date, substantially in the form attached hereto as Exhibit C and Kennedy Covington to deliver to the Investors a legal opinion, dated the Closing Date, substantially in the form attached hereto as Exhibit D (collectively, the “Legal Opinions”).
          2.2 Uncertificated Shares. Notwithstanding anything in this Agreement to the contrary, the Company in its sole discretion may issue the Shares hereunder in uncertificated book-entry form on the records of its transfer agent with, to the extent appropriate, restrictive legends and stop transfer instructions.
          2.3 Conditions to Company’s Obligation. The Company’s obligation to issue and sell the Shares to the Investor shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) prior receipt by the Company of a copy of this Securities Purchase Agreement, duly executed by the Investor, including executed copies of Exhibits A and B of this Agreement; (b) completion of purchases and sales under this Agreement and the Securities Purchase Agreements with the Other Investors of at least 1,200,000 aggregate shares of Common Stock; (c) the accuracy in all material respects of the representations and warranties made by the Investor in this Agreement on the Closing Date and the performance and satisfaction in all material respects of all covenants and agreements required to be performed or satisfied by the Investor under this Agreement on or prior to the Closing; (d) the Company is satisfied that the issuance of the Shares will not be in violation of applicable listing qualification rules of The NASDAQ Stock Market LLC (“Nasdaq”) or applicable law; and (e) the absence of any order, writ, injunction, judgment or decree that questions the validity of the Agreements or the right of the Company or the Investor to enter into such Agreements or to consummate the transactions contemplated hereby and thereby.
          2.4 Conditions to the Investor’s Obligation. The Investor’s obligation to purchase the Shares shall be subject to the following conditions, any one or more of which may be waived by the Investor: (a) the delivery of the Legal Opinions to the Investor; (b) the accuracy in all material respects of the representations and warranties made by the Company in this

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Agreement on the Closing Date and the performance and satisfaction in all material respects of all covenants and agreements required to be performed or satisfied by the Company under this Agreement on or prior to the Closing; (c) the execution and delivery by the Company of the Registration Rights Agreement; and (d) the absence of any order, writ, injunction, judgment or decree that questions the validity of the Agreements or the right of the Company or the Investor to enter into such Agreements or to consummate the transactions contemplated hereby and thereby.
          3. Representations, Warranties and Covenants of the Company. Except as otherwise described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 (and any amendments thereto filed at least two (2) Business Days (as defined in Section 3.13) prior to the Closing Date), the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2007 (and any amendments thereto filed at least two (2) Business Days prior to the Closing Date), the Company’s Proxy Statement dated April 30, 2007 for its 2007 Annual Meeting of Shareholders, and any of the Company’s Current Reports on Form 8-K filed since April 30, 2007 (and any amendments thereto filed at least two (2) Business Days prior to the Closing Date) (all collectively, the “SEC Reports”), the Company hereby represents and warrants to, and covenants with, the Investor as of the date hereof and the Closing Date, as follows:
          3.1 Organization. The Company is duly incorporated and validly existing in good standing under the laws of the State of Delaware. The Company has full power and authority to own, operate and occupy its properties and to conduct its business as currently conducted and is registered or qualified to do business and in good standing in each jurisdiction in which it owns property or transacts business and where the failure to be so qualified would have a material adverse effect upon the Company and its subsidiaries as a whole or the business, financial condition, properties, operations or assets of the Company and its subsidiaries as a whole or the Company’s ability to perform its obligations under the Agreements in all material respects (“Material Adverse Effect”), and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification. Except as set forth in the SEC Reports, the Company does not currently own, directly or indirectly, a majority of the stock or other equity interests in any entity (each, a “Subsidiary”). Except for matters which are not reasonably likely to have a Material Adverse Effect, each Subsidiary of the Company has been duly incorporated, formed, or organized, and is validly existing, in good standing under the laws of the jurisdiction of its incorporation, formation, or organization, with full power and authority to own its properties and conduct its business as currently conducted. Except for matters which are not reasonably likely to have a Material Adverse Effect, all of the issued and outstanding capital stock of each Subsidiary of the Company has been duly authorized and validly issued and is fully paid and non-assessable and except as disclosed in the SEC Reports, is owned of record by the Company, or a Subsidiary of the Company.
          3.2 Due Authorization. The Company has all requisite power and authority to execute, deliver and perform its obligations under the Agreements. The execution and delivery of the Agreements, and the consummation by the Company of the transactions contemplated hereby, have been duly authorized by all necessary corporate action. The Agreements have been

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validly executed and delivered by the Company and constitute legal, valid and binding agreements of the Company enforceable against the Company in accordance with their terms, except to the extent (i) rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws; (ii) such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and (iii) such enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
          3.3 No Conflict or Default. The execution and delivery of the Agreements, the issuance and sale of the Shares to be sold by the Company under the Agreements, the fulfillment of the terms of the Agreements and the consummation of the transactions contemplated thereby will not: (A) result in a conflict with or constitute a material violation of, or material default (with the passage of time or otherwise) under, (i) any material bond, debenture, note, loan agreement or other evidence of indebtedness, or any material indenture, lease, mortgage, deed of trust or any other agreement or instrument to which the Company is a party or by which it is bound or to which any of the property or assets of the Company is subject, (ii) the Certificate of Incorporation, by-laws or other organizational documents of the Company, as amended, or, (iii) assuming the accuracy of the representations and warranties, and the performance and satisfaction of the covenants and agreements, of the Investors pursuant to the Agreements, any law, administrative regulation, or existing order of any court or governmental agency, or other authority binding upon the Company or the Company’s respective properties; or (B) result in the creation or imposition of any lien, encumbrance, claim, or security interest upon any of the material assets of the Company or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note, loan agreement or other evidence of indebtedness, or any material indenture, lease, mortgage, deed of trust or any other agreement or instrument to which the Company is a party or by which it is bound or to which any of the property or assets of the Company is subject. Assuming the accuracy of the representations and warranties, and the performance and satisfaction of the covenants and agreements, of the Investors pursuant to the Agreements, no consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body is required for the execution and delivery of the Agreements by the Company and the valid issuance or sale of the Shares by the Company pursuant to the Agreements, other than such as have been made or obtained, and except for any filings required to be made under federal or state securities laws.
          3.4 Capitalization. The authorized capital stock of the Company consists of 60,000,000 shares of Common Stock, par value $0.001 per share, and 5,000,000 shares of Preferred Stock, par value $0.001 per share (the “Preferred Stock”). As of April 30, 2007, there were issued and outstanding 19,144,441 shares of Common Stock and no shares of Preferred Stock. As of April 30, 2007, no shares of the Company’s Common Stock were reserved for issuance, except (a) up to 921,000 shares of Common Stock reserved for issuance pursuant to the Company’s employee and director incentive stock plans, (b) up to 1,460,000 shares of Common Stock reserved for issuance upon the conversion of $14.8 million aggregate principal amount of 6% Convertible Subordinated Debentures, and (c) up to 1,356,000 shares of Common Stock reserved for issuance pursuant to outstanding stock options. All outstanding stock options have

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been appropriately issued, dated and authorized under the Company’s employee and director incentive stock plans. Since April 30, 2007, the Company has not issued any shares of Common Stock or any securities convertible into or exercisable for any shares of its Common Stock, other than pursuant to its employee and director incentive stock plans, upon conversion of issued and outstanding 6% Convertible Subordinated Debentures, and upon the exercise of outstanding stock options. Except as described above and in the SEC Reports and pursuant to the Agreements with the Other Investors, there are not (i) any outstanding preemptive rights or (ii) any rights, warrants or options to acquire, or instruments convertible into or exchangeable for, any unissued shares of Common Stock or other equity interest in the Company, or (iii) any contract, commitment, agreement, understanding or arrangement of any kind to which the Company is a party that would provide for the issuance or sale of any Common Stock of the Company, any such convertible or exchangeable securities or any such rights, warrants or options. The Shares to be sold pursuant to the Agreements have been duly authorized, and when issued and paid for in accordance with the terms of the Agreements, will be duly and validly issued, fully paid and nonassessable, subject to no lien, claim or encumbrance (except for any such lien, claim or encumbrance created, directly or indirectly, by the Investor and restrictions on transfer provided by applicable securities laws).
          3.5 Legal Proceedings. There is no legal, administrative, regulatory or governmental proceeding pending, or to the knowledge of the Company, threatened, to which the Company or any Subsidiary is a party or of which the business or property of the Company is subject that is required to be disclosed in the SEC Reports and not disclosed in the SEC Reports in compliance with the applicable provisions of Exchange Act and the rules and regulations promulgated thereunder. Other than the information disclosed in the SEC Reports, neither the Company nor any of its Subsidiaries are subject to any injunction, judgment, decree or order of any court, regulatory body, administrative agency or other government body that is reasonably likely to have a Material Adverse Effect.
          3.6 SEC Documents. The Company’s proxy statements, financial statements, and other statements, reports, schedules, forms and other documents filed by the Company with the SEC since September 30, 2006, including copies of all the exhibits included or referenced therein, as of their respective dates (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such amendment or superseding filing): (i) have been in compliance in all material respects with the applicable requirements of the Exchange Act and the rules and regulations thereunder; and (ii) did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
          3.7 No Violations. The Company is not in violation of its Certificate of Incorporation or by-laws, as amended. To the knowledge of the Company, it is not in violation of any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company, which violation, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect. Except as disclosed in Schedule 3.7, the Company is not in default (and there exists no condition which, with the passage of time or otherwise, would constitute a default) in the performance of any bond,

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debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust or any other material agreement or instrument to which the Company is a party or by which the Company is bound, which such default is reasonably likely to have a Material Adverse Effect.
          3.8 Governmental Permits, Etc. The Company and each of its Subsidiaries have all necessary franchises, licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental agency, department or body that are currently necessary for the operation of the business of the Company and its Subsidiaries as currently conducted, except where the failure to currently possess such franchises, licenses, certificates and other authorizations is not reasonably likely to have a Material Adverse Effect.
          3.9 Good and Marketable Title to Property. The Company and its Subsidiaries have good and marketable title to, or a valid, subsisting and enforceable interest in, all real properties and all other properties and assets owned or leased by them that are material to the operation of the Company’s business, except as disclosed in the SEC Reports or where the failure to have such title or interest would not individually or in the aggregate have a Material Adverse Effect.
          3.10 Intellectual Property. Except for matters which are not reasonably likely to have a Material Adverse Effect, (i) the Company or a Subsidiary has ownership of, or a license or other legal right to use, all material patents, copyrights, trade secrets, trademarks, customer lists, designs, manufacturing or other processes, computer software, systems, data compilation, research results or other proprietary rights used in the business of the Company (collectively, “Intellectual Property”) and (ii) the Company or a Subsidiary owns and has the right to use the same, free and clear of any claim or conflict with the rights of others (subject to the provisions of any applicable license agreement). To the Company’s knowledge, its use of its Intellectual Property does not infringe the intellectual property rights of any third party which could reasonably be expected to have a Material Adverse Effect, individually or in the aggregate.
          3.11 Financial Statements. The financial statements of the Company and the related notes contained in the SEC Reports present fairly and accurately in all material respects the financial position of the Company on a consolidated basis as of the dates therein indicated, and the consolidated results of its operations, cash flows and the changes in stockholders’ equity for the periods therein specified, subject, in the case of unaudited financial statements for interim periods, to normal year-end audit adjustments. Such financial statements (including the related notes) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis at the times and throughout the periods therein specified, except that unaudited financial statements may not contain all footnotes required by generally accepted accounting principles.
          3.12 Tax Returns. Except for matters which are not reasonably likely to have a Material Adverse Effect, the Company and its Subsidiaries have made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which they are subject and have paid or accrued all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations.

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          3.13 No Material Adverse Change. Except as disclosed in the SEC Reports or in any press releases issued by the Company at least two (2) Business Days prior to the Closing Date, there has not been since December 31, 2006 (i) an event, circumstance or change that has had or is reasonably likely to have a Material Adverse Effect, (ii) any obligation incurred by the Company or any Subsidiary that is material to the Company, (iii) any dividend or distribution of any kind declared, paid or made on the Common Stock of the Company, or (iv) any loss or damage (whether or not insured) to the physical property of the Company or any Subsidiary which has had a Material Adverse Effect. For purposes of this Agreement, “Business Day” shall mean any day other than a Saturday, Sunday or other day on which Nasdaq is permitted or required by law to close.
          3.14 Disclosure of Information. Except for the terms of the Agreements and the fact that the Company is considering consummating the transactions contemplated therein, the Company confirms that neither the Company nor, to its knowledge, any other Person acting on its behalf, has provided any of the Investors or their agents or counsel with any information that constitutes material, non-public information. For purposes of this Agreement, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.
          3.15 Contracts. Except for matters which are not reasonably likely to have a Material Adverse Effect and those contracts that are substantially or fully performed or expired by their terms, the contracts listed as exhibits to or described in the SEC Reports that are material to the Company and all amendments thereto, are in full force and effect on the date hereof, and neither the Company nor, to the Company’s knowledge, any other party to such contracts is in breach of or default under any of such contracts, which breach or default is reasonably likely to result in a Material Adverse Effect. The Company maintains insurance in scope and amount which is reasonable and customary in the businesses in which the Company and the Subsidiaries are engaged.
          3.16 Investment Company. The Company is not an “investment company” or an “affiliated person” of an investment company, within the meaning of the Investment Company Act of 1940, as amended, and will not be deemed an “investment company” as a result of the transactions contemplated by this Agreement.
          3.17 Offering Prohibitions. Neither the Company nor any person acting on its behalf or at its direction has taken any action to sell, offer for sale or solicit offers to buy any securities of the Company which would bring the offer or sale of the Shares as contemplated by this Agreement to be completed on the Closing Date within the provisions of Section 5 of the Securities Act of 1933, as amended (the “Securities Act”).
     4. Representations, Warranties and Covenants of the Investor.
          4.1 Investor Knowledge and Status. The Investor represents and warrants to, and covenants with, the Company that: (i) the Investor is an “accredited investor” as defined in

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Regulation D under the Securities Act, is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in securities presenting an investment decision similar to that involved in the purchase of the Shares, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Shares; (ii) the Investor understands that the Shares are “restricted securities” and have not been registered under the Securities Act and is acquiring the number of Shares set forth in Section 1.1 in the ordinary course of its business and for its own account for investment only, has no present intention of distributing any of such Shares and has no arrangement or understanding with any other persons regarding the distribution of such Shares that would violate applicable securities laws; (iii) the Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in compliance with the Securities Act, the Securities Exchange Act of 1934 (the “Exchange Act”), applicable state securities laws and the respective rules and regulations promulgated thereunder, including Regulation M of the Exchange Act; (iv) the Investor has answered all questions in the Confidential Investor Questionnaire attached hereto as Exhibit A and the answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing Date; (v) the Investor has answered all questions in the Selling Stockholder Questionnaire attached hereto as Exhibit B for use in preparation of the Registration Statement and the answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing Date; and (vi) the Investor will notify the Company promptly of any change in any of such information contained in the Selling Stockholder Questionnaire until such time as the Investor has sold all of its Shares or until the Company is no longer required to keep the Registration Statement effective. The Investor understands that the issuance of the Shares to the Investor has not been registered under the Securities Act, or registered or qualified under any state securities law, in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the representations made by the Investor in this Agreement. To the best of the Investor’s knowledge, no Person (including without limitation the Placement Agents) has been authorized by the Company to provide any representation that is inconsistent with or in addition to those contained herein or in the SEC Reports, and the Investor acknowledges that it has not received or relied on any such representations.
          4.2 Transfer of Shares. The Investor agrees that it will not make any sale, transfer or other disposition of the Shares (a “Disposition”) other than Dispositions that are made pursuant to the Registration Statement in compliance with any applicable prospectus delivery requirements or that are exempt from registration under the Securities Act. The Investor has not taken and will not take any action designed to or that might reasonably be expected to cause or result in manipulation of the price of the Common Stock to facilitate the subscription to, or the sale or resale of the Shares.
          4.3 Power and Authority. The Investor represents and warrants to the Company that the Investor has all requisite power and authority to execute, deliver and perform its obligations under the Agreement. The execution and delivery of the Agreement, and the consummation by the Investor of the transactions contemplated hereby, have been duly authorized by all necessary corporate action. The Agreement has been validly executed and delivered by the Investor and constitutes a legal, valid and binding agreement of the Investor

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enforceable against the Investor in accordance with its terms, except to the extent (i) rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws; (ii) such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and (iii) such enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
          4.4 No Conflict or Default. The execution and delivery of the Agreement, the fulfillment of the terms of the Agreement and the consummation of the transactions contemplated hereby will not: (A) result in a conflict with or constitute a material violation of, or material default (with the passage of time or otherwise) under, (i) any material bond, debenture, note, loan agreement or other evidence of indebtedness, or any material indenture, lease, mortgage, deed of trust or any other agreement or instrument to which the Investor is a party or by which it is bound or to which any of the property or assets of the Investor is subject, (ii) the Certificate of Incorporation, by-laws or other organizational documents of the Investor, as amended, or (iii) any law, administrative regulation, or existing order of any court or governmental agency, or other authority binding upon the Investor or the Investor’s respective properties; or (B) result in the creation or imposition of any lien, encumbrance, claim, or security interest upon any of the material assets of the Investor or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note, loan agreement or other evidence of indebtedness, or any material indenture, lease, mortgage, deed of trust or any other agreement or instrument to which the Investor is a party or by which it is bound or to which any of the property or assets of the Investor is subject. Assuming the accuracy of the representations and warranties, and the performance and satisfaction of the covenants and agreements, of the Company pursuant to the Agreements, no consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body is required for the execution and delivery of the Agreement by the Investor, other than such as have been made or obtained, and except for any filings required to be made under federal or state securities laws.
          4.5 Prohibited Transactions. During the thirty (30) days prior to the date hereof, no Investor nor any affiliate of any Investor, foreign or domestic, has, directly or indirectly, effected or agreed to effect any “short sale” (as defined in Rule 200 under Regulation SHO), whether or not against the box, established any “put equivalent position” (as defined in Rule 16a-1(h) under the Exchange Act) with respect to the Common Stock, borrowed or pre-borrowed any shares of the Common Stock, or granted any other right (including, without limitation, any put or call option) with respect to the Common Stock or with respect to any security that includes, relates to or derives any significant part of its value from the Common Stock or otherwise sought to hedge its position in the Shares (each, a “Prohibited Transaction”). The Investor agrees that beginning on the date hereof until the Closing of the Offering is publicly announced by the Company pursuant to Section 7.2 below, the Investor will not engage in any Prohibited Transaction.
          4.6 No Investment, Tax or Legal Advice. The Investor understands that nothing in the SEC Reports, this Agreement, or any other materials presented to the Investor in

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connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares.
          4.7 Confidential Information. The Investor acknowledges that the Offering is confidential and non-public and agrees that all information about the Offering shall be kept in confidence by the Investor until the public announcement of the Closing of the Offering by the Company pursuant to Section 7.2 below. The Investor acknowledges that the foregoing restrictions on the Investor’s use and disclosure of any such confidential, non-public information contained in the Agreements restricts the Investor from trading in the Company’s securities to the extent such trading is on the basis of material, non-public information. Except for the terms of the Agreements and the fact that the Company is considering consummating the transactions contemplated therein, the Company confirms that neither the Company nor, to its knowledge, any other Person acting on its behalf, has provided any of the Investors or their agents or counsel with any information that constitutes material, non-public information.
          4.8 Acknowledgments Regarding Placement Agents. The Investor acknowledges that the Placement Agents have acted solely as placement agents for the Company in connection with the Offering of the Shares by the Company, and that the Placement Agents have made no representations or warranties whatsoever with respect to the accuracy or completeness of information, data or other related disclosure material that has been provided to the Investor. The Investor further acknowledges that in making its decision to enter into this Agreement and purchase the Shares, it has relied on its own examination of the Company and the terms of, and consequences of holding, the Shares. The Investor has not received any general solicitation or advertising regarding the Offering.
          4.9 Additional Acknowledgement. The Investor has thoroughly reviewed the SEC Reports and the Confidential Private Placement Memorandum dated June 1, 2007 (the “Memorandum,” and collectively with the SEC Reports, the “Disclosure Documents”) prior to making this investment. The Investor has been granted a reasonable time prior to the date hereof during which it has had the opportunity to obtain such additional information as the Investor deems necessary to permit the Investor to make an informed decision with respect to the purchase of the Common Stock. After examination of the SEC Reports and other information available, the Investor is fully aware of the business prospects, financial condition, risks associated with investment and the operating history relating to the Company, and therefore in subscribing for the purchase of the Shares, the Investor is not relying upon any information other than information contained in the Disclosure Documents. The Investor acknowledges that it has independently evaluated the merits of the transactions contemplated by this Agreement, that it has independently determined to enter into the transactions contemplated hereby, that it is not relying on any advice from or evaluation by any Other Investor, and that it is not acting in concert with any Other Investor in making its purchase of the Shares hereunder. The Investor acknowledges that the Investor has not, either individually or collectively with any other Investors, taken any actions that would deem the Investors to be members of a “group” for purposes of Section 13(d) of the Exchange Act.
          4.10 No General Solicitation. The Investor is not purchasing the Shares as a

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result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.
          4.11 Reliance on Exemptions. The Investor acknowledges that the Shares are being offered and sold to it by the Company in reliance on specific exemptions from the registration requirements of the Securities Act and applicable state securities laws and that the Company is relying on the truth and accuracy of, and the Investor’s compliance with, the representations, covenants, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Shares.
          4.12 Acknowledgement Regarding Memorandum. The Investor acknowledges that this Agreement and the Registration Rights Agreement set forth the entire agreement and understanding of the parties and that certain terms in this Agreement and the Registration Rights Agreement are different from, and supersede, the terms originally described in the Memorandum, including (i) the Agreements do not require the Company to, and the Company will not, cause its directors and executive officers to enter into Lock-Up Agreements as described on pages 6, 7 and 12 of the Memorandum, and (ii) the provisions in Section 1(b) of the Registration Rights Agreement regarding the timing of the Company’s obligations to cause the Registration Statement to become effective are different from, and supersede, the proposed terms described on pages 6 and 11 of the Memorandum.
     5. Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement or by the Placement Agents, all covenants, agreements, representations and, as of the dates made, warranties made by the Company and the Investor herein shall survive the execution of this Agreement, the delivery to the Investor of the Shares being purchased and the payment therefor, and a party’s reliance on such representations and warranties shall not be affected by any investigation made by such party or any information developed thereby.
     6. Legends and Restrictions on Transfer. The certificate or certificates for the Shares (or any uncertificated Shares, as the case may be) and any securities issued in respect of or exchange for the Shares, shall be subject to a legend or legends restricting transfer under the Securities Act and referring to restrictions on transfer herein, such legend to be substantially as follows:
THESE SECURITIES HAVE BEEN ISSUED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 (THE “1933 ACT”), AND APPROPRIATE EXEMPTIONS FROM REGISTRATION UNDER THE SECURITIES LAWS OF OTHER APPLICABLE JURISDICTIONS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, OR TRANSFERRED OTHER THAN PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION THEREFROM UNDER THE 1933 ACT AND THE APPLICABLE SECURITIES LAWS OF ANY OTHER JURISDICTION. THE

11

ISSUER SHALL BE ENTITLED TO REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT WITH RESPECT TO COMPLIANCE OF THE PROPOSED SALE OR TRANSFER WITH THE REGISTRATION REQUIREMENTS OF THE 1933 ACT OR EXEMPTION THEREFROM.
The Investor expressly agrees that any sale by the Investor of Shares pursuant to the Registration Statement shall be sold in a manner described under the caption “Plan of Distribution” in such Registration Statement, which “Plan of Distribution” will be substantially in the form attached hereto as Exhibit E, and the Investor will deliver a copy of the prospectus contained in the Registration Statement (the “Prospectus”) to the purchaser or purchasers, directly or through the Investor’s broker, in connection with such sale, in each case in compliance with the requirements of the Securities Act and Exchange Act applicable to such sale. The Investor further agrees that the Shares shall only be sold while the Registration Statement is effective, unless another exemption from registration is available. On the basis of compliance by the Investor with the foregoing covenants, (a) upon effectiveness of the Registration Statement, (b) following any sale of such Shares pursuant to Rule 144 under the Securities Act (assuming the transferor is not an affiliate of the Company), (c) if such Shares become eligible for sale under Rule 144(k) under the Securities Act (to the extent that the applicable Investor provides a certification or legal opinion to the Company to that effect), or (d) if such legend is not required under applicable requirements of the Securities Act (including controlling judicial interpretations and pronouncements issued by the SEC), the Company shall as soon as practicable, but not later than ten Business Days after surrender of the legended certificates (or, in the case of uncertificated Shares, notice of the Investor’s request) to the Company together with any supporting documentation required to be delivered by the Company, in form and substance satisfactory to the Company, and notice of such surrender has been provided pursuant to Section 8 below, cause certificates evidencing the Shares or uncertificated Shares previously issued to be replaced with certificates or uncertificated Shares that are not subject to the restrictive legend specified above in this Section 6, and all Shares subsequently issued shall not bear the restrictive legend specified above in this Section 6. The Investor further agrees to notify the Company promptly upon the completion of the sale of all of its Shares. The Investor acknowledges that the removal of the restrictive legends from certificates or uncertificated Shares as provided in this Section 6 is predicated upon the Company’s reliance on the Investor’s compliance with its covenants in this Section 6.
     7. Registration of Shares; Public Statements.
          7.1 In connection with the purchase and sale of the Shares by the Investors contemplated hereby, the Company has entered into a Registration Rights Agreement with each Investor providing for the filing by the Company of a Registration Statement on Form S-1 (or any other similar Form available to the Company) to enable the resale of the Shares by the Investors from time to time.
          7.2 By no later than 8:30 a.m. New York time on the Business Day immediately following the Closing, the Company shall make a public announcement of the existence and Closing of the Offering and the material terms thereof by filing a Current Report on Form 8-K and issuing a press release, with such public announcement complying with the safe harbor

12

provisions of Rule 135c of the Securities Act. The Company will not issue any public statement, press release or any other public disclosure listing the Investor as one of the purchasers of the Shares without the Investor’s prior review of the statement and prior consent thereto, except as may be required by applicable law or rules of any exchange on which the Company’s securities are listed.
     8. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be delivered (A) if within the United States, by first-class registered or certified mail, or nationally recognized overnight express courier, postage prepaid, or by email or facsimile, or (B) if from outside the United States, by International Federal Express (or comparable service) or by email or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, upon the Business Day received, (ii) if delivered by nationally recognized overnight carrier, one (1) Business Day after timely delivery to such carrier, (iii) if delivered by International Federal Express (or comparable service), two (2) Business Days after timely delivery to such carrier, (iv) if delivered by email or facsimile, upon confirmation of receipt and shall be addressed as follows, or to such other address or addresses as may have been furnished in writing by a party to another party pursuant to this paragraph:

(a)	if to the Company, to:

3D Systems Corporation
333 Three D Systems Circle
Rock Hill, SC 29730
Attention: Robert M. Grace, Jr.
Vice President, General Counsel and Secretary
Telephone: (803) 326-3989
Facsimile: (803) 324-4311
Email: GraceB@3DSystems.com

with a copy to:

Kennedy Covington Lobdell & Hickman, L.L.P.
Hearst Tower, 47th Floor
214 North Tryon Street
Charlotte, North Carolina 28202
Attention: Sean M. Jones
Telephone: (704) 331-7406
Facsimile: (704) 353-3106
Email: sjones@kennedycovington.com

(b)	if to the Investor, at its address on the signature page of this Agreement.
     9. Amendments; Waiver. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor. Any waiver of a provision of this Agreement must be in writing and executed by the party against whom enforcement of such waiver is sought.

13

     10. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.
     11. Entire Agreement; Severability. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written relating to the subject matter hereof. If any provision contained in this Agreement is determined to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.
     12. Governing Law. This Agreement, including all matters relating to its execution, delivery and performance, shall be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law.
     13. Independent Nature of Investors’ Obligations and Rights. The obligations of the Investor under the Agreements are several and not joint with the obligations of any Other Investors, and the Investor shall not be responsible in any way for the performance of the obligations of any Other Investors under any Agreement. The decision of the Investor to purchase the Shares pursuant to the Agreements has been made by the Investor independently of any Other Investors and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any Other Investors or by any agent or employee of any Other Investors, and the Investor or any of its agents or employees shall not have any liability to any Other Investors (or any other Person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any of the Agreements, and no action taken by the Investors pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Agreements. The Investor acknowledges that none of the Other Investors have acted as an agent for the Investor in connection with making its investment hereunder and that no Other Investors will be acting as agent of such Investor in connection with monitoring its investment hereunder. The Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of the Agreements, and it shall not be necessary for any of the Other Investors to be joined as an additional party in any proceeding for such purpose. The Investor represents that it has been represented by its own separate legal counsel in its review and negotiations of the Agreements.
     14. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. The parties hereto confirm that any facsimile or electronic copy of the other party’s executed counterpart of this Agreement (or its signature page thereof) will be deemed to be an executed original thereof.

14

     IN WITNESS WHEREOF, the parties have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

3D SYSTEMS CORPORATION

By:	/s/ Robert M. Grace, Jr.

Name: Robert M. Grace, Jr. Title: Vice President, General Counsel and Secretary

[INVESTOR NAME]

By:

Name:
Title:

Address:

Facsimile No.:

Email Address:

Attn.:

[SECURITIES PURCHASE AGREEMENT SIGNATURE PAGE]

Schedule 3.7
     1. Silicon Valley Bank loan and security agreement. The Company maintains a loan and security agreement with Silicon Valley Bank (the “Bank”) as described in the SEC Reports. Effective April 26, 2007, the Bank agreed to waive the Company’s non-compliance with the financial covenants set forth in the credit agreement for the period ended December 31, 2006 in consideration of a $20,000 non-refundable waiver fee. On May 29, 2007, the Bank agreed to waive the Company’s non-compliance with the financial covenants set forth in the credit facility for the period ended March 31, 2007 in consideration of payment of a $7,500 non-refundable waiver fee. There can be no assurances as to whether the Bank will provide additional waivers in the future.
     2. Industrial development bonds. The Company’s Grand Junction, Colorado facility was financed by industrial development bonds as described in the SEC Reports. The Company has made all scheduled payments of principal and interest on these bonds. The bonds are collateralized by, among other things, a first mortgage on the facility, a security interest in certain equipment and an irrevocable letter of credit issued by Wells Fargo Bank, N.A. (“Wells Fargo”) pursuant to the terms of a reimbursement agreement between the Company and Wells Fargo. The reimbursement agreement, as amended, contains financial covenants that require, among other things, that the Company maintain a minimum tangible net worth and a minimum fixed-charge coverage ratio, each as described in the SEC Reports. On April 24, 2007, Wells Fargo agreed to waive the Company’s non-compliance with the fixed-charge coverage ratio for the period ended December 31, 2006 and for each subsequent quarterly period ending on or before June 30, 2007. There can be no assurances as to whether Wells Fargo will provide additional waivers in the future.
Schedule 3.7

Exhibit A
CONFIDENTIAL INVESTOR QUESTIONNAIRE

To:	3D Systems Corporation 333 Three D Systems Circle Rock Hill, SC 29730 Attention: Robert M. Grace, Jr. Vice President, General Counsel and Secretary Telephone: (803) 326-3989 Facsimile: (803) 324-4311
     The undersigned hereby acknowledges the following:
     This Confidential Investor Questionnaire (“Questionnaire”) must be completed by each potential investor in connection with the offer and sale of the shares of the common stock, par value $0.001 per share (the “Shares”), of 3D Systems Corporation (the “Company”). The Shares are being offered and sold by the Company without registration under the Securities Act of 1933, as amended (the “Securities Act”), and the securities laws of certain states, in reliance on the exemptions contained in Section 4 of the Securities Act and on Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws. The Company must determine that a potential investor meets certain suitability requirements before offering or selling Shares to such investor. The purpose of this Questionnaire is to assure the Company that each investor will meet the applicable suitability requirements. The information supplied by the undersigned will be used in determining whether the undersigned meets such criteria, and reliance upon the private offering exemption from registration is based in part on the information herein supplied.
     This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy any security. The undersigned’s answers will be kept strictly confidential. However, by signing this Questionnaire the undersigned will be authorizing the Company to provide a completed copy of this Questionnaire to such parties, including the Securities and Exchange Commission, as the Company deems appropriate in order to ensure that the offer and sale of the Shares will not result in a violation of the Securities Act or the securities laws of any state and that the undersigned otherwise satisfies the suitability standards applicable to purchasers of the Shares. All potential investors must answer all applicable questions and complete, date and sign this Questionnaire. The undersigned shall print or type its responses and attach additional sheets of paper if necessary to complete its answers to any item.
1.	IF YOU ARE AN INDIVIDUAL PLEASE FILL IN THE IDENTIFICATION QUESTIONS IN (A). IF YOU ARE AN ENTITY PLEASE FILL IN THE IDENTIFICATION QUESTIONS IN (B).
A.	IDENTIFICATION QUESTIONS FOR INDIVIDUALS

Name	(Exact name as it should appear in the records of the

Company’s transfer agent).

If a nominee name is listed above, the relationship between the Investor and such nominee:

Residence Address

Home Telephone Number

Fax Number

Date of Birth

Social Security Number
B.	IDENTIFICATION QUESTIONS FOR ENTITIES

Name
(Exact name as it should appear in the records of the Company’s transfer agent)

If a nominee name is listed above, the relationship between the Investor and such nominee:

Address of Principal Place of Business

State (or Country) of Formation or Incorporation

Contact Person
Telephone Number ( )

Type of entity (corporation, partnership, trust, etc.)

Was entity formed for the purpose of this investment? Yes No
2.	STATUS AS AN ACCREDITED INVESTOR
     The undersigned is an “accredited investor” as such term is defined in Regulation D under the Securities Act, because at the time of the sale of the Shares the undersigned falls within one or more of the following categories. Please initial on or more, as applicable:
                     (1) a bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security

Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with the investment decisions made solely by persons that are accredited investors;
                     (2) a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;
                     (3) an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Shares offered, with total assets in excess of $5,000,000;
                     (4) a director or executive officer of the Company;
                     (5) a natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of such person’s purchase of the Shares exceeds $1,000,000;
                     (6) a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;
                     (7) a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; and
                     (8) an entity in which all of the equity owners are accredited investors (as defined above).
3.	REPRESENTATIONS
     The undersigned hereby represents and warrants to the Company as follows:
     1. Any purchase of the Shares would be solely for the account of the undersigned and not for the account of any other person or with a view to any resale, fractionalization, division, or distribution thereof.
     2. The information contained herein is complete and accurate and may be relied upon by the Company, and the undersigned will notify the Company immediately of any material change in any of such information occurring prior to the Closing, if any, with respect to the purchase of Shares by the undersigned or any co-purchaser.
     3. There are no suits, pending litigation, or claims against the undersigned that could materially affect the net worth of the undersigned as reported in this Questionnaire.

     4. The undersigned has carefully considered the potential risks relating to the Company and a purchase of the Shares. Among others, the undersigned has carefully considered each of the risks described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 and the SEC Reports referenced in the Securities Purchase Agreement.
     5. The following is a list of all states and other jurisdictions in which blue sky or similar clearance will be required in connection with the undersigned’s purchase of the Shares:

     The undersigned agrees to notify the Company in writing of any additional states or other jurisdictions in which blue sky or similar clearance will be required in connection with the undersigned’s purchase of the Shares.
[SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the undersigned has executed this Questionnaire on ___, 2007, and declares under oath that it is truthful and correct.

[INVESTOR NAME]

By:
Its:

By:
Its:
ACCEPTED ON BEHALF OF THE COMPANY:
3D SYSTEMS CORPORATION

By:
Name:
Title:
[CONFIDENTIAL INVESTOR QUESTIONNAIRE SIGNATURE PAGE]

Exhibit B
SELLING STOCKHOLDER QUESTIONNAIRE

To:	3D Systems Corporation 333 Three D Systems Circle Rock Hill, SC 29730 Attention: Robert M. Grace, Jr. Vice President, General Counsel and Secretary Telephone: (803) 326-3989 Facsimile: (803) 324-4311
          Reference is made to the Securities Purchase Agreement (the “Agreement”), made between 3D Systems Corporation, a Delaware corporation (the “Company”), and the Investor named therein.
          Pursuant to Section 1.3 of the Agreement, the undersigned hereby furnishes to the Company the following information for use by the Company in connection with the preparation of the Registration Statement contemplated by Section 7 of the Agreement. For purposes of this Questionnaire, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

(1)	Name and Contact Information: (If you hold Company Securities through more than one entity, whether or not affiliated, please complete a copy of this Questionnaire for each entity.)

Full legal name of record holder as it should appear in the Registration Statement:

Address of record holder:

Social Security Number or Taxpayer identification number of record holder:

Identity of beneficial owner (if different than record holder):

Name of contact person:

Telephone number of contact person:

Fax number of contact person:

E-mail address of contact person:

Is the record holder a publicly held entity or a subsidiary of a publicly held entity (i.e., an entity that has a class of securities registered under the Securities Exchange Act of 1934).	Yes No

(2) Beneficial Ownership of Shares:

(a) Number of Shares owned by Selling Stockholder:

(b) Number of Shares requested to be registered:

(3) Beneficial Ownership of Other Securities of the Company Owned by the Selling Stockholder:

Except as set forth below in this Item (3), the undersigned is not the beneficial or registered owner of any securities of the Company other than the Shares listed above in Item (2)(a).

Type and amount of other securities beneficially owned by the Selling Stockholder:

(4) Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

(5) Plan of Distribution:

Except as set forth below, the undersigned intends to distribute pursuant to the Registration Statement the Shares listed above in Item (2) in accordance with the draft of the “Plan of Distribution” section set forth in Exhibit E to the Agreement:

State any exceptions here:

(6) Selling Stockholder Affiliations:

(a) Is the Selling Stockholder a registered broker-dealer?

(b) If the answer to Item 6(a) is yes, did the Selling Stockholder receive the Shares as compensation for underwriting activities and, if so, provide a brief description of the transaction(s) involved?

(c) Is the Selling Stockholder an affiliate of a registered broker-dealer(s)? (For purposes of this response, an “affiliate” of, or Person “affiliated” with, a specified Person, is a Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Person specified.)

(d) If the answer to Item (6)(c) is yes, identify the registered broker-dealer(s) and describe the nature of the affiliation(s):

(e) If the answer to Item (6)(c) is yes, did the Selling Stockholder acquire the Shares in the ordinary course of business (if not, please explain)?

(f) If the answer to Item (6)(c) is yes, did the Selling Stockholder, at the time of purchase of the Shares, have any agreements, plans or understandings, directly or indirectly, with any Person to distribute the Shares (if yes, please explain)?

(7) Voting or Investment Control over the Shares:

If the Selling Stockholder is not a natural Person, please identify each natural Person or Persons having voting or investment control over the Shares listed in Item (2) above and their relation to the Selling Stockholder:

(8)	If you have specific language regarding any of the above information that you would like included as a footnote to the Selling Stockholder section of the Registration Statement, please so state (attach additional pages if necessary) [1] :

[1]	No representation is made that such language will be included in the Registration Statement in the exact form provided.
     The undersigned acknowledges that there may occasionally be times when the Company, based on the advice of its counsel, determines that it must suspend the use of the prospectus forming a part of the Registration Statement until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the Securities and Exchange Commission or until the Company has amended or supplemented such prospectus. The undersigned is aware that, in such event, the Shares will not be subject to ready liquidation, and that any Shares purchased by the undersigned would have to be held during such suspension. The overall commitment of the undersigned to investments which are not readily marketable is not excessive in view of the undersigned’s net worth and financial circumstances, and any purchase of the Shares will not cause such commitment to become excessive. The undersigned is able to bear the economic risk of an investment in the Shares.
     By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items (1) through (8) above and the inclusion of such information in the Registration Statement, any amendments thereto and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.
     The undersigned has reviewed the answers to the above questions and affirms that the same are true, complete and accurate. THE UNDERSIGNED AGREES TO NOTIFY THE COMPANY IMMEDIATELY OF ANY CHANGES IN THE FOREGOING INFORMATION.
[SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the undersigned has executed this Selling Stockholder Questionnaire on                     , 2007, and declares under oath that it is truthful and correct.

[INVESTOR NAME]

By:
Its:

By:
Its:
ACCEPTED ON BEHALF OF THE COMPANY:
3D SYSTEMS CORPORATION

By:
Name:
Title:
[SELLING STOCKHOLDER QUESTIONNAIRE SIGNATURE PAGE]

Exhibit C
FORM OF INTERNAL CORPORATE COUNSEL LEGAL OPINION
June ______, 2007
To the Investors Listed on Exhibit A hereto
Canaccord Adams Inc.
99 High Street
Boston, Massachusetts 02110
Johnson Rice & Company LLC
639 Loyola Avenue, Suite 2775
New Orleans, Louisiana 70113
      Re: Private Offering of Common Stock
Ladies and Gentlemen:
     I am the Vice President, General Counsel and Secretary of 3D Systems Corporation, a Delaware corporation (the “Company”), and, in such capacity, I have acted as counsel to the Company in connection with the preparation, execution and delivery of (a) the Securities Purchase Agreements, each dated June ___, 2007 (the “Purchase Agreements”), between the Investors and the Company related to the Company’s issuance of ___,000 shares (the “Shares”) of its common stock, par value $0.001 per share (the “Common Stock”), to selected investors (each an “Investor”) that qualify as “accredited investors” as defined in Regulation D under the Securities Act of 1933, as amended, and (b) the Registration Rights Agreement, dated June ___, 2007 (the “Registration Rights Agreement,” and together with the Purchase Agreements, the “Agreements”), between the Investors and the Company. Unless otherwise defined in this opinion, capitalized terms used in this opinion have the meanings set forth in the Agreements.
     In connection with rendering the opinions set forth below, I have examined originals, or copies identified to my satisfaction, of the Agreements, such corporate records of the Company, certificates of public officials and of officers of the Company and such other documents as I have deemed necessary to furnish a basis for the opinions expressed below. In rendering my opinion, I have assumed (a) the genuineness of all signatures of all parties other than the Company (and as to signatures of the Company, I have made such inquiries as I have deemed necessary to satisfy myself that such signatures are genuine), the conformity to authentic original documents of all documents submitted to me as copies and the authenticity of all documents submitted to me as originals, (b) as to all parties other than the Company, the due authorization, execution and delivery of the Agreements by such parties, (c) as to all parties other than the Company, the validity and enforceability of the Agreements against such parties, and (d) that all parties to the Agreements other than the Company have full power, or are otherwise legally competent, to perform their respective obligations under such Agreements.

     Whenever the phrase “to my knowledge” is used herein, I intend to signify that I am not consciously aware at this time of facts inconsistent with such opinion without any special or additional investigation undertaken for purposes of this opinion; no constructive or imputed knowledge is within the coverage of any such opinion.
     Based on the foregoing, and subject to the limitations, qualifications and exceptions set forth herein, I am of the opinion that:
     1. The Company is a corporation, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power to execute and deliver the Agreements and to perform its obligations thereunder.
     2. The authorized capital stock of the Company consists of 60,000,000 shares of Common Stock, par value $0.001 per share, and 5,000,000 shares of preferred stock, par value $0.001 per share.
     3. The Shares, when issued and delivered by the Company against payment therefor in accordance with the provisions of the Purchase Agreements, will be validly issued, fully paid and nonassessable shares of the Company’s Common Stock.
     4. The execution, delivery and performance of the Agreements by the Company and the issuance and sale of the Shares by the Company in accordance with the Agreements will not, with or without notice or the passage of time, conflict with or result in the material breach or termination of any material term or provision of, or constitute a material default under, or cause any acceleration of any material obligation under, or cause the creation of any material lien, charge or encumbrance upon the material properties or assets of the Company pursuant to any contract or instrument that is currently in effect in the form included, or incorporated by reference, as an exhibit to (x) the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, (y) the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2007 and (z) any of the Company’s Current Reports on Form 8-K filed since April 30, 2007.
     5. The execution and delivery by the Company of the Agreements, and the issuance and sale of the Shares by the Company in accordance with the Agreements, have been duly authorized by all necessary corporate action on the part of the Company. The Agreements constitute valid and binding obligations of the Company.
     6. The execution and delivery by the Company of the Agreements, and the issuance and sale of the Shares by the Company, do not (a) violate the provisions of the certificate of incorporation or the amended and restated by-laws of the Company, in each case as amended to the date of this opinion letter, or (b) to my knowledge, violate any existing obligation of the Company under any judgment, decree, order or award of any court, governmental body or arbitrator specifically naming the Company and applicable to it or its properties.
     The opinions expressed above are subject to the following assumptions, qualifications and limitations:

     (a) This opinion is subject to the effect of applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and similar laws affecting the enforcement of creditors’ rights generally.
     (b) This opinion is subject to the effect of general principles of equity (regardless of whether considered in a proceeding in equity or at law) and of public policy, which may, among other things, deny rights of specific performance or limit the enforceability of indemnities.
     (c) In rendering my opinion that the Company is “validly existing and in good standing under the laws of the State of Delaware”, I have relied solely upon a certificate of good standing issued by the Secretary of State of the State of Delaware dated June 15, 2007.
     (d) I do not express any opinion as to the validity, binding effect or enforceability of provisions of the Registration Rights Agreement relating to indemnity and contribution for liabilities under securities laws.
     (e) Certain of the provisions of the Agreements may be further limited or rendered unenforceable under applicable law, but in my opinion such law does not, subject to the qualifications and exceptions stated elsewhere in this opinion, cause the Agreements to be inadequate for the practical realization of the principal benefits purported to be provided thereby.
     I wish to advise you that I am a member of the Bar of the State of New York. The opinions expressed in this opinion letter are limited in all respects to the laws of the State of New York, the Federal laws of the United States and the General Corporation Law of the State of Delaware. While I am not licensed to practice law in the State of Delaware, I have reviewed applicable provisions of the General Corporation Law of the State of Delaware as I have deemed appropriate in connection with the applicable opinions expressed herein. I am not opining on, and I assume no responsibility with respect to, the applicability to or effect on any of the matters covered herein of the laws of any other jurisdiction or the local laws of any jurisdiction. I am not opining on specialized laws that are not customarily covered in opinion letters of this kind including, but not limited to tax, securities, insolvency, antitrust and insurance matters.
     This opinion is being furnished only to the addressees of this opinion and is solely for their benefit in connection with the transactions contemplated by the Agreements. This opinion may not be relied upon for any other purpose, or relied upon by any other person, firm or corporation for any purpose, without my prior written consent.
     The foregoing opinion is rendered as of the date of this letter. I assume no obligation to update or supplement any of my opinions to reflect any changes of law or fact that may subsequently occur.

Very truly yours,

Robert M. Grace, Jr. Vice President, General Counsel and Secretary

Exhibit D
FORM OF OUTSIDE COUNSEL LEGAL OPINION
June _____, 2007
To the Investors identified on
Schedule 1 attached hereto
      Re: 3D Systems Corporation
Ladies and Gentlemen:
     We have acted as counsel to 3D Systems Corporation, a Delaware corporation (the “Company”), in connection with the issuance (the “Transaction”) of                      shares (the “Shares”) of the Company’s common stock, par value $0.001 per share, pursuant to the Securities Purchase Agreements, dated as of June ___, 2007, including the schedules and exhibits thereto (collectively, the “Agreements”), between the Company and the Investors identified on Schedule 1 hereto (the “Investors”). This opinion letter is delivered pursuant to Section 2.1 of the Agreements. All capitalized terms used and not otherwise defined herein shall have the same meanings as are ascribed to them in the Agreements.
     In rendering the opinions set forth herein, we have reviewed:
(a)	the Agreements; and

(b)	the Registration Rights Agreement, dated the date hereof (the “Registration Rights Agreement”), between the Company and the Investors.
     The documents described and identified in clauses (a) and (b) above are referred to as the “Transaction Documents.”
     We have also reviewed a copy of the certificate of incorporation of the Company as amended and as certified by the Secretary of State of the State of Delaware on June 15, 2007, the amended and restated by-laws of the Company, copies of resolutions of the board of directors of the Company and such other documents, and have considered such matters of law and fact, in each case as we, in our professional judgment, have deemed appropriate to render the opinions contained herein. With respect to certain facts, we have considered it appropriate to rely upon certificates or other comparable documents of public officials and officers or other appropriate representatives of the Company without investigation or analysis of any underlying data contained therein.
     The opinions set forth herein are limited to matters governed by the laws of the State of North Carolina, the General Corporation Law of the State of Delaware and the federal laws of the United States (except for federal and state securities laws as to which we express no opinion other than as expressly set forth in paragraph 2 below), and no opinion is expressed herein as to the laws of any other jurisdiction. We note that the Transaction Documents provide that they are

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to be governed by the laws of the State of New York and no opinion is expressed herein as to the laws of the State of New York. Further, we express no opinion concerning any matter respecting or affected by any laws other than laws that a lawyer in North Carolina exercising customary professional diligence would reasonably recognize as being directly applicable to the Company, the Transaction or both.
     Based upon and subject to the foregoing and the further assumptions, limitations and qualifications hereinafter expressed, it is our opinion that:
     1. The execution and delivery by the Company of the Transaction Documents, and the issuance and sale of the Shares by the Company, do not violate applicable provisions of statutory laws or regulations.
     2. Assuming (a) the accuracy of the representations and warranties made by the Company and each Investor in the Agreements, (b) that none of the Company, the Placement Agents or any person acting on behalf of either the Company or the Placement Agents has offered or sold the Shares by any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D (“Regulation D”) promulgated under the Securities Act, (c) that no offerings or sales of securities of the Company after the date hereof can be “integrated” with the sale of the Shares, (d) that each person or entity that purchased securities of the Company directly from the Company or its agents and without registration within six months prior to the offering of the Shares was an “accredited investor” as defined in Rule 501 of Regulation D, (e) the Company files a Form D with the U.S. Securities and Exchange Commission with respect to the sale of the Shares within the period prescribed therefor under Regulation D, and (f) the due performance by the Company and each of the Investors of their respective covenants and agreements set forth in the Agreements, the sale of the Shares to the Investors at the Closing under the circumstances contemplated by the Agreements will not require registration under Section 5 of the Securities Act, it being understood that we express no opinion as to any subsequent reoffer or resale of any of the Shares.
     We call your attention to the fact that as a matter of customary practice, certain assumptions underlying opinions are understood to be implicit.
     This opinion letter is delivered solely for your benefit in connection with the Transaction and may not be disclosed to, used or relied upon by any other person or for any other purpose without our prior written consent in each instance, except that the Placement Agents for the offering may rely upon this opinion letter as if they were addressees on the date hereof. Our opinions expressed herein are as of the date hereof, and we undertake no obligation to advise you or the Placement Agents of any changes in applicable law or any other matters that may come to our attention after the date hereof that may affect our opinions expressed herein.
Very truly yours,

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Exhibit E
Plan of Distribution
     We are registering the shares offered by this prospectus on behalf of the selling stockholders. The selling stockholders, which as used herein includes donees, pledgees, transferees or other successors-in-interest selling shares of common stock or interests in shares of common stock received after the date of this prospectus from a selling stockholder as a gift, pledge, partnership distribution or other transfer, may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices. To the extent any of the selling stockholders gift, pledge or otherwise transfer the shares offered hereby, such transferees may offer and sell the shares from time to time under this prospectus, provided that this prospectus has been amended under Rule 424(b)(3) or other applicable provision of the Securities Act to include the name of such transferee in the list of selling stockholders under this prospectus.
     The selling stockholders may use any one or more of the following methods when disposing of shares or interests therein:
•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	short sales;

•	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

•	broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.

     The selling stockholders may, from time to time, pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock, from time to time, under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.
     In connection with the sale of our common stock or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The selling stockholders may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).
     The aggregate proceeds to the selling stockholders from the sale of the common stock offered by them will be the price at which they sell the common stock less discounts or commissions, if any. Each of the selling stockholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase by a third party of common stock to be sold by the selling stockholders directly or through agents. We will not receive any of the proceeds from this offering.
     The selling stockholders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act of 1933, provided that they meet the criteria and conform to the requirements of that rule.
     The selling stockholders and any broker-dealers that act in connection with the sale of securities registered pursuant to this prospectus may be deemed to be “underwriters” within the meaning of Section 2(11) of the Securities Act, and any commissions received by such broker-dealers and any profit on the resale of the securities sold by them while acting as principals may be deemed to be underwriting discounts or commissions under the Securities Act. Each selling stockholder has represented and warranted to the company that it does not have any agreement or understanding, directly or indirectly, with any Person to distribute shares.
     To the extent required, the shares of our common stock to be sold, the names of the selling stockholders, the respective purchase prices and public offering prices, the names of any agents, dealers or underwriters, and any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.

     In order to comply with the securities laws of some states, if applicable, the common stock may be sold in these jurisdictions only through registered or licensed brokers or dealers. In addition, in some states the common stock may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.
     We have advised the selling stockholders that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of shares in the market and to the activities of the selling stockholders and their affiliates. Regulation M’s prohibition on purchases may include purchases to cover short positions by the selling stockholders, and a selling stockholder’s failure to cover a short position at a lender’s request and subsequent purchases by the lender in the open market of shares to cover such short positions, may be deemed to constitute an inducement to buy shares, which is prohibited by Regulation M.
     We will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling stockholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act. The selling stockholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act.
     We have advised the selling stockholders that if a particular offer of shares is to be made on terms constituting a material change from the information described under a final prospectus, then, to the extent required, a supplement to the final prospectus must be distributed setting forth the terms and related information as required.
     We have agreed to indemnify the selling stockholders against liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the shares offered by this prospectus.

SCHEDULE TO FORM OF
SECURITIES PURCHASE AGREEMENT

	Number of Shares
Investor	Purchased	Aggregate Purchase Price
T. Rowe Price Small-Cap Value Fund, Inc.	180,000	$3,150,000
Cranshire Capital, L.P.	25,000	$437,500
Enable Growth Partners LP	51,000	$892,500
Enable Opportunity Partners LP	6,000	$105,000
Pierce Diversified Strategy Master Fund LLC, Ena	3,000	$52,500
Fort Mason Master, LP	112,692	$1,972,110
Fort Mason Partners, LP	7,308	$127,890
Ottley Properties, LLC	100,000	$1,750,000
Zemurray Foundation	60,000	$1,050,000
Society for the Relief of Destitute Orphan Boys-AKA, Waldo Burton	40,000	$700,000
Karnak Partners LP	30,000	$525,000
Kirsch-Cassis Profit Sharing Plan	50,000	$875,000
Bernard Selz	50,000	$875,000
Skylands Quest LLC	6,600	$115,500
Skylands Special Investment II LLC	3,100	$54,250
Skylands Special Investment LLC	20,400	$357,000
Harbour Holdings LTD	44,900	$785,750
UBS O’Connor LLC FBO O’Connor PIPES Corporate Strategies Master Limited	100,000	$1,750,000
Atlas Allocation Fund, L.P.	90,000	$1,575,000
Capital Ventures International	60,000	$1,050,000
Goldring Family Foundation I	7,500	$131,250
Woldenberg Foundation	7,500	$131,250
Diane Franco	10,000	$175,000
Alan Franco	5,000	$87,500
Straus Partners LP	22,000	$385,000
Straus GEPT Partners LP	28,000	$490,000
Telemark Fund, LP	50,000	$875,000
SRB Greenway Offshore Operating Fund, L.P.	2,900	$50,750
SRB Greenway Capital (QP), L.P.	69,100	$1,209,250
SRB Greenway Capital, L.P.	8,000	$140,000

TOTAL	1,250,000	$21,875,000